INVESCO GLOBAL HEALTH CARE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        3

74U.    1 Number of shares outstanding (000's Omitted)
          Class A          16,802

        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B           1,400
          Class C           1,104
          Class Y             176
          Investor Class   17,847

74V.    1 Net asset value per share (to nearest cent)
          Class A          $26.15
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B          $22.07
          Class C          $22.09
          Class Y          $26.28
          Investor Class   $26.16

INVESCO DEVELOPING MARKETS FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        13

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $11,476
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B               $   411
          Class C               $ 1,198
          Class Y               $   834
          Institutional Class   $   539


73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.3330
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B                0.2072
          Class C                0.2072
          Class Y                0.4109
          Institutional Class    0.3732


74U.    1 Number of shares outstanding (000's Omitted)
          Class A                40,892
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 1,886
          Class C                 6,931
          Class Y                 6,131
          Institutional Class     9,317


74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 33.15
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $ 32.16
          Class C               $ 32.12
          Class Y               $ 33.26
          Institutional Class   $ 33.22

INVESCO ENDEAVOR FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        16

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                5,515
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                  637
          Class C                1,372
          Class R                  879
          Class Y                  279
          Institutional Class    5,049

74V.    1 Net asset value per share (to nearest cent)
          Class A               $14.78
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $14.16
          Class C               $14.17
          Class R               $14.63
          Class Y               $14.86
          Institutional Class   $15.01

INVESCO GLOBAL FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        17

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                1,076
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                  247
          Class C                  386
          Class R                   73
          Class Y                   27
          Institutional Class        1

74V.    1 Net asset value per share (to nearest cent)
          Class A               $10.46
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $10.15
          Class C               $10.15
          Class R               $10.38
          Class Y               $10.51
          Institutional Class   $10.57

INVESCO ALTERNTATIVE OPPORTUNITIES FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        34

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A         $   55
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class C         $   31
          Class R         $    2
          Class Y         $    7
          Institutional   $   --



73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A         0.5929
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class C         0.2893
          Class R         0.4954
          Class Y         0.6890
          Institutional   0.6890

INVESCO SMALL COMPANIES FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        18

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A               $  130
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class R               $    4
          Class Y               $    7
          Institutional Class   $   62


73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A               0.0075
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class R               0.0024
          Class Y               0.0127
          Institutional Class   0.0179


74U.    1 Number of shares outstanding (000's Omitted)
          Class A               17,794
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                  944
          Class C                5,866
          Class R                2,111
          Class Y                  821
          Institutional Class    1,864

74V.    1 Net asset value per share (to nearest cent)
          Class A               $15.50
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $14.78
          Class C               $14.76
          Class R               $15.29
          Class Y               $15.51
          Institutional Class   $15.82

INVESCO CHINA FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        19

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $1,340
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B               $   86
          Class C               $  204
          Class Y               $   61
          Institutional Class   $    7

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A               0.1421
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B               0.0626
          Class C               0.0626
          Class Y               0.1694
          Institutional Class   0.2094

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                7,598
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                1,116
          Class C                2,791
          Class Y                  529
          Institutional Class       45

74V.    1 Net asset value per share (to nearest cent)
          Class A               $21.93
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $21.46
          Class C               $21.43
          Class Y               $22.01
          Investor Class        $22.04

INVESCO LIBOR ALPHA FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        20

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $  601
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class C               $  273
          Class R               $    3
          Class Y               $   78
          Institutional Class   $    3

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A               0.2171
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class C               0.1953
          Class R               0.1953
          Class Y               0.2405
          Institutional Class   0.2398

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                3,260
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                1,940
          Class R                   59
          Class Y                  342
          Institutional Class       19

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 8.99
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class C               $ 8.99
          Class R               $ 8.99
          Class Y               $ 9.01
          Institutional Class   $ 8.99

INVESCO INTERNATIONAL TOTAL RETURN FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        21

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $  445
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B               $   49
          Class C               $   74
          Class Y               $    6
          Institutional Class   $  402

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A               0.1622
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B               0.0759
          Class C               0.0759
          Class Y               0.1910
          Institutional Class   0.1910

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                2,696
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                  541
          Class C                  752
          Class Y                   59
          Institutional Class      365

74V.    1 Net asset value per share (to nearest cent)
          Class A               $12.22
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $12.19
          Class C               $12.19
          Class Y               $12.22
          Institutional Class   $12.22

INVESCO JAPAN FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811 - 05426
SERIES NO.:        22

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                 782
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 114
          Class C                 228
          Class Y                  82
          Institutional Class      75

74V.    1 Net asset value per share (to nearest cent)
          Class A               $5.10
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $4.92
          Class C               $4.92
          Class Y               $5.13
          Institutional Class   $5.16

INVESCO BALANCED-RISK ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811 - 05426
SERIES NO.:        23

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $  508
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B               $   26
          Class C               $  107
          Class R               $    4
          Class Y               $  263
          Institutional Class   $4,779

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A               0.2093
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B               0.2020
          Class C               0.2020
          Class R               0.2069
          Class Y               0.2118
          Institutional Class   0.2118

74U.    1 Number of shares outstanding (000's Omitted)
          Class A               17,775
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                  840
          Class C                5,052
          Class R                   51
          Class Y                5,500
          Institutional Class   39,895

74V.    1 Net asset value per share (to nearest cent)
          Class A               $11.68
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $11.56
          Class C               $11.56
          Class R               $11.63
          Class Y               $11.71
          Institutional Class   $11.72

INVESCO VAN KAMPEN GLOBAL TACTICAL ASSET ALLOCATION FUND           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        25

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $   89
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B               $   21
          Class C               $   69
          Class R               $    2
          Class Y               $  529

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A               0.2565
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B               0.2215
          Class C               0.2340
          Class R               0.2158
          Class Y               0.2652

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                  371
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                  107
          Class C                  385
          Class R                   10
          Class Y                  951
          Institutional Class        1

74V.    1 Net asset value per share (to nearest cent)
          Class A               $12.04
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $11.94
          Class C               $11.94
          Class R               $12.02
          Class Y               $12.09
          Institutional Class   $12.09

INVESCO PACIFIC GROWTH FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        28

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $  265
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class R   $   --
          Class Y   $    8



73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A   0.0500
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class R   0.0100
          Class Y   0.0900



74U.    1 Number of shares outstanding (000's Omitted)
          Class A    4,746
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B      395
          Class C      283
          Class R        2
          Class Y      423

74V.    1 Net asset value per share (to nearest cent)
          Class A   $22.21
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $20.97
          Class C   $20.99
          Class R   $22.11
          Class Y   $22.57

INVESCO VAN KAMPEN GLOBAL BOND FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        24

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $   266
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class B   $    44
          Class C   $    33
          Class I   $ 1,053
          Class R   $     6

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A    0.3391
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B    0.2605
          Class C    0.2775
          Class I    0.3643
          Class R    0.3655

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05426
SERIES NO.:        40

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $    12
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class B               $     3
          Class C               $     1
          Class R               $    --
          Class Y               $     2
          Institutional Class   $ 1,029

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.1715
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B                0.1451
          Class C                0.1451
          Class R                0.1628
          Class Y                0.1803
          Institutional Class    0.1803

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                   160
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                    41
          Class C                    28
          Class R                     4
          Class Y                    39
          Institutional Class     6,323

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 11.11
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $ 11.10
          Class C               $ 11.10
          Class R               $ 11.11
          Class Y               $ 11.11
          Institutional Class   $ 11.11